                         QUANTRX BIOMEDICAL CORPORATION

                               Pro Forma Condensed
                          Combined Financial Statements
                           March 31, 2007 (unaudited)

QuantRx Biomedical Corporation
Pro Forma Condensed Combined Financial Statements

Index to Pro Forma Condensed Combined Financial Statements

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements    1

Unaudited Pro Forma Condensed Combined Balance Sheet                           2

Unaudited Pro Forma Condensed Combined Statement of Operations               3-4

Notes to Unaudited Pro Forma Condensed Combined Financial Statements         5-6

QuantRx Biomedical Corporation
March 31, 2007

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the combination of QuantRx Biomedical
Corporation (the "Company") and FluoroPharma, Inc. ("FluoroPharma") based on the acquisition of a majority interest (57.78%). The unaudited pro forma condensed combined financial statements were prepared using the historical financial statements of the Company and historical financial statements of FluoroPharma.
Please note that the unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the
Company and FluoroPharma, respectively. The Company's financial information can be found in the Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 2006 and quarterly report on Form 10-Q for the three months ended
March 31, 2007. The financial information of FluoroPharma is filed together with this Pro Forma Condensed Combined Financial Statements on 8-K.

The unaudited pro forma condensed combined balance sheet as of March 31, 2007 combines the unaudited condensed balance sheet of the Company as of March 31,
2007 and the unaudited balance sheet of FluoroPharma as of March 31, 2007 and gives effect to the acquisition as if the acquisition occurred on March 31,
2007.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007 give effect to the acquisition as if the acquisition occurred on January 1, 2006, the first day of the Company's fiscal year. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 combines the audited statement of operations of the Company for the year ended December
31, 2006 with the audited statement of operations of FluoroPharma for the year ended December 31, 2006. The unaudited pro forma combined statement of operations for the three months ended March 31, 2007 combines the unaudited statement of operations of the Company for the three months ended March 31, 2007 with the unaudited statement of operations of FluoroPharma for the three months ended March 31, 2007.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances.

The acquisition was accounted for using the purchase method of accounting, and accordingly, the assets acquired have been recorded at their estimated fair values as of the date of the acquisition. These amounts have been recorded based upon preliminary estimates as of March 31, 2007. The unaudited pro forma financial data are based on the assumptions and adjustments available at the time of the filing of this Form 8-K/A, as described in the accompanying notes, which QuantRx believes are reasonable. The fair value of the consideration will be allocated to the net assets acquired based upon the fair values of such net assets at the effective date of the acquisition. The allocation presented here is preliminary, subject to change as additional information is received.

The unaudited condensed combined pro forma statement of operations does not purport to represent what QuantRx's results of operations actually would have been if the events described above had occurred as of the dates indicated or what QuantRx's results will be for any future periods. The unaudited condensed combined pro forma financial statements are based upon assumptions, estimates and adjustments that QuantRx believes are reasonable and are intended for informational purposes only. The future consolidated financial position and results of operations will differ, potentially significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in values not currently identified. Further adjustments to the acquired assets will be reflected as a change in goodwill.

QUANTRX BIOMEDICAL CORPORATION
PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2007
(UNAUDITED)

                                                                           THE
                                                                       COMPANY    FLUOROPHARMA
                                                                     MARCH 31,       MARCH 31,         PRO FORMA        PRO FORMA
                                                                          2007            2007       ADJUSTMENTS         COMBINED

ASSETS

Current Assets:
     Cash and cash equivalents                                  $    2,749,225      $ 23,045      $            -      $ 2,772,270
     Accounts receivable                                                33,097               -                 -           33,097
     Interest receivable                                                13,417               -                 -           13,417
     Interest receivable - related party                                11,868               -        (8,274)(a)            3,594
     Prepaid expenses                                                  412,367          99,980                 -          512,347
     Note receivable                                                   200,000               -                 -          200,000
     Note receivables - related party                                  700,000               -      (500,000)(a)          200,000
                                                                --------------      ----------   ---------------      -----------
                  Total current assets                               4,119,974         123,025         (508,274)        3,734,725
                                                                --------------      ----------   ---------------      -----------

Investments                                                          2,481,023               -    (2,281,023)(b)          200,000
Property and equipment, net                                            216,016          62,802                 -          278,818
Intangible assets, net                                                 110,505          77,761                 -          188,266
Goodwill                                                                     -               -      3,620,168(b)        3,620,168
Security deposits                                                       10,667               -                 -           10,667
                                                                --------------      ----------   ---------------      -----------

                  Total assets                                  $    6,938,185      $  263,588   $       830,871      $ 8,032,644
                                                                ==============      ==========   ===============      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Accounts payable                                           $      234,088     $   298,233   $             -      $   532,321
     Accrued expenses                                                   39,987          62,774        (8,274)(a)           94,487
     Deferred revenue, current portion                                  83,333               -                 -           83,333
     Note payable - related party                                            -         500,000      (500,000)(a)                -
     Security deposits                                                   2,000               -                 -            2,000
                                                                --------------      ----------   ---------------      -----------
                  Total current liabilities                            359,408         861,007         (508,274)          712,141
                                                                --------------      ----------   ---------------      -----------
     Deferred revenue, long-term portion                               355,736               -                 -          355,736
     Notes payable                                                      44,000               -                 -           44,000
                                                                --------------      ----------   ---------------      -----------

                  Total liabilities                                    759,144         861,007         (508,274)        1,111,877
                                                                --------------      ----------   ---------------      -----------

Commitments and contingencies                                                -               -                 -                -
Minority Interest                                                            -               -        741,726(b)          741,726
Stockholders' Equity:
     Common stock - $0.01 par value, 75,000,000 shares
               authorized; 40,910,580 and 37,378,080
               shares issued and outstanding                           409,105           3,220        (3,220)(b)          409,105
     Additional paid-in capital                                     37,328,917       2,973,063    (2,973,063)(b)       37,328,917
     Accumulated deficit                                          (31,558,981)     (3,573,702)      3,573,702(b)     (31,558,981)
                                                                --------------      ----------   ---------------      -----------
                  Total Stockholders' Equity                         6,179,041       (597,419)           597,419        6,179,041
                                                                --------------      ----------   ---------------      -----------

                  Total Liabilities and Stockholders' Equity    $    6,938,185     $   263,588        $  830,871     $  8,032,644
                                                                ==============      ==========   ===============      ===========

(a) To eliminate intercompany notes and related accrued interest.
(b) To eliminate stockholders' equity and investment, and to record goodwill and minority interest.

QUANTRX BIOMEDICAL CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

                                                          THE COMPANY   FLUOROPHARMA
                                                            MARCH 31,      MARCH 31,     PRO FORMA    PRO FORMA
                                                                 2007           2007   ADJUSTMENTS     COMBINED

Revenues                                                 $     62,369              -             -  $    62,369
                                                         ------------    -----------     ----------  ----------

Operating expenses:
     Sales and marketing                                       43,715              -             -       43,715
     General and administrative                               826,688        254,888             -    1,081,576
     Research and development                                 279,255        291,600             -      570,855
                                                         ------------    -----------     ----------  ----------
               Total operating expenses                     1,149,658        546,488             -    1,696,146
                                                         ------------    -----------     ----------  ----------

Loss from operations                                      (1,087,289)      (546,488)             -  (1,633,777)
                                                         ------------    -----------     ----------  ----------

Other income (expense):
     Interest and dividend income                              26,247              9    (7,288)(a)       18,968
     Interest expense                                           (452)        (7,288)      7,288(a)        (452)
     Rental income                                              2,750              -             -        2,750
     Grant income                                              14,000              -             -       14,000
                                                         ------------    -----------     ----------  ----------
               Total other income (expense), net              42,545         (7,279)             -       35,266
                                                         ------------    -----------     ----------  ----------

Loss before taxes                                         (1,044,744)      (553,767)             -  (1,598,511)

     Minority interest                                              -              -    230,723(b)      230,723
     Provision for income taxes                                     -              -             -            -
                                                         ------------    -----------     ----------  ----------

Net loss                                                $ (1,044,744)   $  (553,767)       230,723  (1,367,788)
                                                        ============    ============      =========  ==========

Basic and diluted net loss per common share:
     Basic                                               $     (0.03)      $       -                 $   (0.04)
                                                        ============    ============                 ==========

     Diluted                                             $     (0.03)      $       -                 $   (0.04)
                                                        ============    ============                 ==========

Weighted average shares used in per share calculation:
     Basic                                                 38,594,830              -                 38,594,830
     Diluted                                               38,594,830              -                 38,594,830

(a) To eliminate intercompany interest.
(b) To record the minority interest in the loss of FluoroPharma.

QUANTRX BIOMEDICAL CORPORATION
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006 (UNAUDITED)

                                                                  THE
                                                              COMPANY   FLUOROPHARMA
                                                         DECEMBER 31,   DECEMBER 31,     PRO FORMA     PRO FORMA
                                                                 2006           2006   ADJUSTMENTS      COMBINED

Revenues                                                 $     91,463   $          -    $        -   $    91,463
                                                         ------------  -------------    ----------   ------------

Operating expenses:
     Sales and marketing                                      302,171              -             -       302,171
     General and administrative                             2,134,989        951,861             -     3,086,850
     Research and development                                 665,636      1,047,359             -     1,712,995
                                                         ------------  -------------    ----------   ------------
                 Total operating expenses                   3,102,796      1,999,220             -     5,102,016
                                                         ------------  -------------    ----------   ------------

Loss from operations                                      (3,011,333)    (1,999,220)             -   (5,010,553)
                                                         ------------  -------------    ----------   ------------

Other income (expense):
     Interest and dividend income                              44,221          1,100      (986)(a)        44,335
     Interest expense                                       (287,926)        (1,094)        986(a)     (288,034)
     Amortization of debt discount to interest expense    (4,003,093)              -             -   (4,003,093)
     Amortization of deferred financing costs to
     interest expense                                       (434,383)              -             -     (434,383)
                                                         -----------   ------------     ----------   -----------
                 Total other income (expense), net        (4,681,181)              6             -   (4,681,175)
                                                         ------------  -------------    ----------   ------------

Loss before taxes                                         (7,692,514)    (1,999,214)             -   (9,691,728)
     Minority interest                                              -              -       843,652       843,652
     Provision for income taxes                                     -              -             -             -

Net loss                                                 $(7,692,514)  $ (1,999,214)    $  843,652  $(8,848,076)
                                                         ===========   =============    ==========   ============

Basic and diluted net loss per common share:
     Basic                                               $     (0.26)  $           -                 $    (0.30)
                                                         ===========   =============                 ============

     Diluted                                             $     (0.26)  $           -                 $    (0.30)
                                                         ===========   =============                 ============

Weighted average shares used in per share calculation:
     Basic                                                 29,629,947              -                  29,629,947
     Diluted                                               29,629,947              -                  29,629,947

(a) To eliminate intercompany interest.
(b) To record the minority interest in the loss of FluoroPharma.

QUANTRX BIOMEDICAL CORPORATION
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

1.  BASIS OF PRESENTATION

On April 13, 2007, QuantRx Biomedical Corporation ("QuantRx") executed a stock purchase agreement with FluoroPharma, Inc. which increased ownership to an aggregate 57.78% equity interest the voting stock of FluoroPharma for aggregate consideration of $3,531,023 through investments in FluoroPharma and stock purchases from certain individuals. After completion of these transactions,
FluoroPharma became a majority-owned subsidiary of the Company.

The unaudited pro forma condensed combined balance sheet as of March 31, 2007 combines the unaudited condensed balance sheet of the Company as of March 31,
2007 and the unaudited balance sheet of FluoroPharma as of March 31, 2007 and gives effect to the acquisition as if the acquisition occurred on March 31,
2007.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007 give effect to the acquisition as if the acquisition occurred on January 1, 2006, the first day of the Company's fiscal year. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 combines the audited statement of operations of the Company for the year ended December
31, 2006 with the audited statement of operations of FluoroPharma for the year ended December 31, 2006. The unaudited pro forma combined statement of operations for the three months ended March 31, 2007 combines the unaudited statement of operations of the Company for the three months ended March 31, 2007 with the unaudited statement of operations of FluoroPharma for the three months ended March 31, 2007.

The acquisition was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business
Combinations. Under the purchase method of accounting, the total purchase price is allocated to the net tangible and intangible assets of the business acquired in connection with the Share Purchase Agreement, based on the estimated fair value as of the completion of acquisition. Management has estimated the fair value of assets acquired and liabilities assumed based on the fair value attributable to the actual net tangible and intangible assets and liabilities of
FluoroPharma that existed as of the date of the completion of the acquisition.

QUANTRX BIOMEDICAL CORPORATION
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

2.  PURCHASE PRICE ALLOCATION

Under the purchase method of accounting, the initial purchase price ($3,531,023)
is allocated to the acquired net assets based on their estimated fair values as of the completion of the acquisition. Based on management estimates of the fair values of assets and liabilities of FluoroPharma, the initial estimated goodwill and estimated purchase price allocation is as follows:

Assets acquired:

     Cash                                                  $     23,045
     Prepaid expenses                                            99,980
     Machinery and equipment                                     62,802
     Intangible assets                                           77,761

Liabilities assumed
     Current liabilities                                      (352,733)
                                                          -------------

Net assets acquired                                            (89,145)
Goodwill                                                      3,620,168
                                                          -------------

Initial purchase price of acquisition                     $   3,531,023
                                                          =============